FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 1999


                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              1196 East Willow Street, Long Beach, California 91730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (562) 426-9796





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Item 1.       Changes in Control of Registrant

              None

Item 2.       Acquisition or Disposition of Assets

              None

Item 3.       Bankruptcy or Receivership

              None

Item 4.       Changes in Registrants Certifying Accountant

     On October 18, 1999 Registrant received a letter of resignation from Registrants independent accountants, Harlan & Boettger, LLP, dated October 8, 1999. A copy of said letter of resignation is attached hereto as Exhibit 16(a).

At the present time the Board of Directors of the Registrant, has not made a decision concerning an auditing firm to replace Harlan & Boettger, LLP. Harlan & Boettger previously issued an unqualified report dated March 6, 1999, assuming the Company will continue as a going concern, which did not contain any adverse opinion or disclaimer of opinion, or any qualification as to uncertainty, audit scope or accounting principles. Such report has not been modified.

There were no disagreements with Harlan & Boettger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the two year period prior covered by their report and subsequently through October 8, 1999.
Item 5. Other Events

              None

Item 6.       Resignation of Registrants Directors

              None

Item 7.       Financial Statements and Exhibits

              a)  Financial Statements - None

              b)  Exhibits

Exhibit 16(a) - Letter of resignation by Harlan & Boettger, LLP, as independent accountants for Registrant.

Exhibit 16(b) - Consent of independent accountants.



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Item 8.       Change in Fiscal Year

              None








                                    SIGNATURE



     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTCOURT COMPANIES INC. (Registrant)

By: /s/ Alan Phan
    -------------------
    Dr. Alan Phan

Dated: October 19, 1999





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                                                                   EXHIBIT 16(a)


                             Harlan & Boettger, LLP
                          Certified Public Accountants
                               5415 Oberlin Drive
                               San Diego, CA 92121
                               PH: (858) 535-2000
                               FAX: (858) 535-2015

                                 October 8, 1999



Office of Chief Accountant
SECPS LetterFile
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington, DC 20549

Gentlemen:

We were the previous principal accountants for The Hartcourt Companies, Inc. (Registrant). On March 6, 1999, we reported on the financial statements of The Hartcourt Companies, Inc. and Subsidiaries as of and for the years ended December 31, 1998 and 1997.

On October 8, 1999, we notified Dr. Alan V. Phan, President that we would no longer be serving The Hartcourt Companies, Inc. as their principal accountants. There have been no disagreements concerning accounting principles or disclosures. As of this date, we have not read nor approved the Registrants Form 8-K referencing the change of accountants.

Very truly yours,
/s/ Harlan & Boettger, LLP
Harlan & Boettger, LLP

cc: Dr. Alan V. Phan, President
      The Hartcourt Companies, Inc.

                                                                   EXHIBIT 16(b)



                             Harlan & Boettger, LLP
                          Certified Public Accountants
                               5415 Oberlin Drive
                               San Diego, CA 92121
                               PH: (858) 535-2000
                               FAX: (858) 535-2015







Securities and Exchange Comission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

     We have read Item 4 in the Form 8-K for The Hartcourt Companies Inc. (Commission File No. 001-12671) dated October 19, 1999, filed with the Securities and Exchange Commission and are in agreement with the statements contained therein insofar as they relate to our firm.

                                            Harlan & Boettger, LLP

                                            /s/ Harlan & Boettger, LLP



San Diego, California
October 19, 1999